Exhibit 10.1

February 24, 2010

Allegheny Energy Supply Company, LLC

800 Cabin Hill Drive

Greensburg, PA 15601

Re:	Consent and Waiver for Credit Agreement, dated as of September 24, 2009

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of September 24, 2009 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), by and among Allegheny Energy Supply Company, LLC (the “Borrower”), each of the Initial Lender Parties referred to therein, Bank of America, N.A., as Administrative Agent, and the other parties thereto. Capitalized terms used herein but not defined herein have the respective meanings set forth in the Credit Agreement.

The Borrower has advised the Lenders that Allegheny Energy, Inc. (the “Parent”) proposes to enter into a transaction among the Parent, FirstEnergy Corp. (“FirstEnergy”) and Element Merger Sub, Inc. (“Merger Sub”, a wholly owned subsidiary of FirstEnergy), whereby in a stock for stock exchange transaction, the Parent would be merged into Merger Sub, with the Parent surviving as a wholly-owned subsidiary of FirstEnergy (the “Proposed Transaction”). The undersigned Lenders, comprising the Required Lenders, hereby consent to the Proposed Transaction and agree to waive any Default or Event of Default that would arise as a result of a Change of Control under the Credit Agreement in connection with the Proposed Transaction.

Except as expressly set forth above, all terms and conditions of the Credit Agreement and the other Financing Documents remain unchanged and in full force and effect and are hereby in all respects ratified and confirmed. Each of the waivers set forth above is strictly limited to the event indicated above, and no such waiver constitutes a waiver, consent or amendment with respect to any other matter whatsoever. This letter agreement is solely for the benefit of the parties hereto, and no provision of this letter agreement shall be deemed to confirm upon any third party any claim, remedy, cause of action or other right.

The Borrower hereby represents and warrants that, as of the date hereof, no Default has occurred and is continuing.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

The Borrower shall pay a consent fee to each Lender that executes and delivers this letter agreement on or before February 26, 2010, such fee to be equal to the product of (i) 0.025% and (ii) the sum (without duplication) of the outstanding principal amounts of such Lender’s outstanding Advances and its Commitments.

This letter agreement shall become binding and effective as of the date first above written upon receipt by the Administrative Agent of counterparts hereof executed by the Borrower and the Required Lenders. This letter agreement is subject to the provisions of Section 8.01 of the Credit Agreement.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Please evidence your agreement to the foregoing by signing and returning a counterpart of this amendment letter to the Borrower.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

BANK OF AMERICA, N.A. as Administrative Agent and Lender

By:	/s/ Jacob Dowden
Name: Jacob Dowden
Title: Vice President

BARCLAYS BANK PLC, as Lender

By:	/s/ Sam Yoo
Name: Sam Yoo
Title: Asst Vice President

BNP PARIBAS, as Lender

By:	/s/ Pasquale A. Perraglia IV
Name: Pasquale A. Perraglia IV
Title: Vice President

By:	/s/ Francis J. Delaney
Name: Francis J. Delaney
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Bradford Joyce
Name: Bradford Joyce
Title: Authorized Signatory

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Lender

By:	/s/ Kelly Wilson
Name: Kelly Wilson
Title: Vice President

By:	/s/ Gerard A. Araw
Name: Gerard A. Araw
Title: Assistant Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (f.k.a. Credit Suisse, Cayman Islands Branch), as Lender

By:	/s/ Rianka Mohan
Name: Rianka Mohan
Title: Vice President

By:	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

DEUTSCHE BANK AG, NEW YORK BRANCH, as Lender

By:	/s/ Rainer Meier
Name: Rainer Meier
Title: Director

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

FIFTH THIRD BANK, as Lender

By:	Jim Janovsky
Name: Jim Janovsky
Title: Vice President

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Andrew Caditz
Name: Andrew Caditz
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Juan Javellana
Name: Juan Javellana
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Sherrie I. Manson
Name: Sherrie I. Manson
Title: Senior Vice President

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ Ryan Vetsch
Name: Ryan Vetsch
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Tracy J. DeCoch
Name: Tracy J. Decoch
Title: Vice President

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Thane Rattew
Name: Thane Rattew
Title: Managing Director

THE HUNTINGTON NATIONAL BANK, as Lender

By:	/s/ W. Christopher Kohler
Name: W. Christopher Kohler
Title: Vice President

UNION BANK, N.A., as Lender

By:	/s/ Jesus Serrano
Name: Jesus Serrano
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Paul Vestola
Name: Paul Vastola
Title: Vice President

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as Lender

By:	/s/ Shelley He
Name: Shelley He
Title: Deputy General Manager

FIRST COMMERCIAL BANK, NEW YORK AGENCY, as Lender

By:	/s/ May Hsiao
Name: May Hsiao
Title: Assistant General Manager

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (f/k/a CALYON (NEW YORK BRANCH), as Lender

By:	/s/ Dixon Schultz
Name: Dixon Schultz
Title: Director

TAIWAN BUSINESS BANK, as Lender

By:	/s/ Alex Wang
Name: Alex Wang
Title: S.V.P. & General Manager

TAIWAN COOPERATIVE BANK, LOS ANGELES BRANCH, as Lender

By:	/s/ Li-Hua Huang
Name: Li Hua-Huang
Title: AVP & General Manager

ACKNOWLEDGED AND AGREED TO
on the date first written above

ALLEGHENY ENERGY SUPPLY COMPANY, LLC

By:	/s/ Barry E. Pakenham
Name:	Barry E. Pakenham
Title:	Treasurer